Exhibit 32.1

STATEMENT FURNISHED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Aurum Explorations, Inc. (the "Company") for the quarter ended September 30, 2010:

I, Chris Yun Sang So, Chief Executive Officer, President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the quarter ending September 30, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the quarter ending September 30, 2010, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 22, 2010	By:	/s/ Chris Yun Sang So
Chris Yun Sang So
Chief Executive Officer, President
and Chief Financial Officer
(Principal Executive Officer and
Principal Financial Officer)